UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2025

Item 1.	Reports to Stockholders.

(a)

DWS Central Cash Management Government Fund

Annual Shareholder Report—March 31, 2025

This annual shareholder report contains important information about DWS Central Cash Management Government Fund (the "Fund") for the period April 1, 2024 to March 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/mutualreports. You can also request this information by contacting us at (800) 730-1313.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fund	$3	0.03%

Key Fund Statistics

Net Assets ($)	778,468,796
Number of Portfolio Holdings	44
Total Net Advisory Fees Paid ($)	0
Weighted Average Maturity	9 days
7-Day Current Yield	4.37%

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Yields fluctuate and are not guaranteed. The 7-day current yield is the annualized net investment income per share as of March 31, 2025. The 7-Day Current Yield would have been 4.28% had certain expenses not been reduced.

What did the Fund invest in?

Asset Allocation

Asset Type	% of Net Assets
Repurchase Agreements	65%
Government & Agency Obligations	35%
Other Assets and Liabilities, Net	0%
Total	100%

Holdings-based data is subject to change.

Additional Information

If you wish to view additional information about the Fund, including Board fee evaluation reports, and financial statements and other information, please visit dws.com/mutualreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 730-1313.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Please read the prospectus for specific details regarding the Fund's risk profile.

This report must be preceded or accompanied by an offering memorandum. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The offering memorandum contains this and other important information about the Fund, which can be requested by calling (800) 730-1313 or contacting your financial representative. Please read the offering memorandum carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

CCMGF-TSRA-A

R-105359-1 (05/25)

(b) Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

dws central cash management government fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2025	$29,779	$0	$5,969	$0
2024	$28,911	$0	$5,969	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2025	$0	$1,369,569	$0
2024	$0	$389,143	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2025	$5,969	$1,369,569	$0	$1,375,538
2024	$5,969	$389,143	$0	$395,112

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2024 and 2025 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Investments.

Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

March 31, 2025
Annual Financial Statements and Other Information
DWS Central Cash Management Government Fund

Contents
3	Investment Portfolio
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
20	Tax Information
21	Shareholder Meeting Results
22	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

2	|	DWS Central Cash Management Government Fund

Investment Portfolioas of March 31, 2025

	Principal Amount ($)	Value ($)
Government & Agency Obligations 34.5%
U.S. Government Sponsored Agencies 10.6%
Federal Farm Credit Banks:
1 day USD SOFR + 0.135%, 4.475% (a), 6/3/2025	1,750,000	1,750,000
1 day USD SOFR + 0.14%, 4.48% (a), 8/26/2026	2,000,000	2,000,000
1 day USD SOFR + 0.145%, 4.485% (a), 7/25/2025	2,000,000	2,000,000
Federal Farm Credit Banks Funding Corp.:
1 day USD SOFR + 0.13%, 4.47% (a), 2/3/2027	3,000,000	3,000,000
1 day USD SOFR + 0.135%, 4.475% (a), 1/8/2027	6,500,000	6,500,000
Federal Home Loan Banks:
1 day USD SOFR + 0.25%, 4.365% (a), 12/15/2025	5,500,000	5,500,000
1 day USD SOFR + 0.25%, 4.365% (a), 2/13/2026	3,250,000	3,250,000
1 day USD SOFR + 0.3%, 4.37% (a), 2/18/2026	3,500,000	3,500,000
1 day USD SOFR + 0.3%, 4.37% (a), 3/3/2026	3,000,000	3,000,000
1 day USD SOFR + 0.17%, 4.51% (a), 8/20/2026	2,725,000	2,725,000
1 day USD SOFR + 0.185%, 4.525% (a), 11/4/2026	6,000,000	6,000,000
1 day USD SOFR + 0.19%, 4.53% (a), 10/29/2026	4,500,000	4,500,000
Federal Home Loan Mortgage Corp.:
1 day USD SOFR + 0.1%, 4.44% (a), 2/9/2026	6,250,000	6,250,000
1 day USD SOFR + 0.14%, 4.48% (a), 9/4/2026	1,000,000	1,000,000
Federal National Mortgage Association:
1 day USD SOFR + 0.1%, 4.44% (a), 6/18/2026	3,000,000	3,000,000
1 day USD SOFR + 0.12%, 4.46% (a), 7/29/2026	6,000,000	6,000,000
1 day USD SOFR + 0.135%, 4.475% (a), 8/21/2026	5,250,000	5,250,000
1 day USD SOFR + 0.14%, 4.48% (a), 9/11/2026	7,500,000	7,500,000
1 day USD SOFR + 0.14%, 4.48% (a), 10/23/2026	1,750,000	1,750,000
1 day USD SOFR + 0.14%, 4.48% (a), 11/20/2026	5,000,000	5,000,000
1 day USD SOFR + 0.14%, 4.48% (a), 12/11/2026	3,500,000	3,500,000
		82,975,000
U.S. Treasury Obligations 23.9%
U.S. Treasury Bills:
4.066% (b), 7/10/2025	5,000,000	4,944,306
4.178% (b), 7/10/2025	9,000,000	8,896,975
4.244% (b), 5/6/2025	18,000,000	17,926,754
4.255% (b), 7/1/2025	13,750,000	13,604,125
4.259% (b), 5/20/2025	18,000,000	17,897,088
4.259% (b), 6/3/2025	20,500,000	20,349,289
4.279% (b), 4/17/2025	10,000,000	9,981,244
4.326% (b), 4/8/2025	7,250,000	7,243,985
The accompanying notes are an integral part of the financial statements.

DWS Central Cash Management Government Fund	|	3

	Principal Amount ($)	Value ($)
4.33% (b), 5/8/2025	6,500,000	6,471,467
4.356% (b), 4/10/2025	10,000,000	9,989,260
4.951% (b), 4/17/2025	1,000,000	997,830
U.S. Treasury Floating Rate Notes:
3 mo. Treasury money market yield + 0.125%, 4.375% (a), 7/31/2025	34,000,000	34,000,853
3 mo. Treasury money market yield + 0.169%, 4.419% (a), 4/30/2025	15,000,000	14,999,929
3 mo. Treasury money market yield + 0.17%, 4.42% (a), 10/31/2025	18,500,000	18,503,175
		185,806,280
Total Government & Agency Obligations (Cost $268,781,280)		268,781,280
Repurchase Agreements 65.4%
BNP Paribas, 4.38%, dated 3/31/2025, to be repurchased at $175,021,292 on 4/1/2025 (c)	175,000,000	175,000,000
Citigroup Global Markets, Inc., 4.36%, dated 3/31/2025, to be repurchased at $63,807,727 on 4/1/2025 (d)	63,800,000	63,800,000
HSBC Securities, Inc., 4.36%, dated 3/31/2025, to be repurchased at $30,103,645 on 4/1/2025 (e)	30,100,000	30,100,000
JPMorgan Securities, Inc.:
4.36%, dated 3/31/2025, to be repurchased at $21,902,652 on 4/1/2025 (f)	21,900,000	21,900,000
4.37%, dated 3/31/2025, to be repurchased at $7,600,923 on 4/1/2025 (g)	7,600,000	7,600,000
Royal Bank of Canada:
4.35%, dated 3/31/2025, to be repurchased at $1,000,121 on 4/1/2025 (h)	1,000,000	1,000,000
4.36%, dated 3/31/2025, to be repurchased at $33,604,069 on 4/1/2025 (i)	33,600,000	33,600,000
Wells Fargo Bank:
4.36%, dated 3/31/2025, to be repurchased at $166,320,141 on 4/1/2025 (j)	166,300,000	166,300,000
4.37%, dated 3/31/2025, to be repurchased at $9,401,141 on 4/1/2025 (k)	9,400,000	9,400,000
Total Repurchase Agreements (Cost $508,700,000)		508,700,000

The accompanying notes are an integral part of the financial statements.

4	|	DWS Central Cash Management Government Fund

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $777,481,280)	99.9	777,481,280
Other Assets and Liabilities, Net	0.1	987,516
Net Assets	100.0	778,468,796

(a)	Floating rate security. These securities are shown at their current rate as of March 31, 2025.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
180,218,600	U.S. Treasury Notes	0.5–4.75	7/31/2025–6/30/2029	178,500,000

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
64,497,700	U.S. Treasury Notes	3.875–4.25	3/15/2027–11/30/2027	65,076,080

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
26,626,600	U.S. Treasury Inflation Index Notes	0.125	10/15/2026	30,702,013

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
22,929,200	U.S. Treasury Notes	2.875–3.5	4/30/2028–4/30/2029	22,317,294
23,111	U.S. Treasury Strips	Zero Coupon	8/15/2027–11/15/2028	20,707
Total Collateral Value				22,338,001

(g)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,775,341	Federal Home Loan Mortgage Corporation	3.0–7.261	9/1/2027–10/1/2046	3,850,717
3,909,256	Federal National Mortgage Association	2.5–6.777	7/1/2031–4/1/2055	3,901,284
Total Collateral Value				7,752,001
The accompanying notes are an integral part of the financial statements.

DWS Central Cash Management Government Fund	|	5

(h)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
9,100	U.S. Treasury Notes	2.75	2/15/2028	8,847
2,637,000	U.S. Treasury Strips	Zero Coupon	11/15/2043–8/15/2046	1,011,299
Total Collateral Value				1,020,146

(i)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
12,347,049	Federal Home Loan Mortgage Corporation	2.0–7.0	4/1/2034–3/1/2055	12,241,899
16,818,566	Federal National Mortgage Association	2.0–6.5	11/1/2031–3/1/2055	16,364,634
6,332,267	Government National Mortgage Association	3.0–4.5	10/20/2043–7/20/2047	5,669,681
Total Collateral Value				34,276,214

(j)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
158,605,736	U.S. Treasury Bonds	1.125–6.875	8/15/2025–5/15/2053	126,252,054
33,371,961	U.S. Treasury Inflation Index Notes	0.125–2.125	7/15/2025–7/15/2030	43,373,950
Total Collateral Value				169,626,004

(k)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
9,824,003	Federal Home Loan Mortgage Corporation	2.0–7.5	5/1/2025–3/1/2055	9,588,000

SOFR:	Secured Overnight Financing Rate
STRIPS:	Separate Trading of Registered Interest and Principal Securities
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at
The accompanying notes are an integral part of the financial statements.

6	|	DWS Central Cash Management Government Fund

amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$—	$268,781,280	$—	$268,781,280
Repurchase Agreements	—	508,700,000	—	508,700,000
Total	$—	$777,481,280	$—	$777,481,280

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS Central Cash Management Government Fund	|	7

Statement of Assets and Liabilities
as of March 31, 2025

Assets
Investments in securities, valued at amortized cost	$268,781,280
Repurchase agreements, valued at amortized cost	508,700,000
Cash	41,025
Interest receivable	1,012,097
Other assets	12,810
Total assets	778,547,212
Liabilities
Accrued Trustees' fees	7,499
Other accrued expenses and payables	70,917
Total liabilities	78,416
Net assets, at value	$778,468,796
Net Assets Consist of
Distributable earnings (loss)	83,852
Paid-in capital	778,384,944
Net assets, at value	$778,468,796
Net Asset Value
Net Asset Value, offering and redemption price per share ($778,468,796 ÷ 777,919,657 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
The accompanying notes are an integral part of the financial statements.

8	|	DWS Central Cash Management Government Fund

Statement of Operations
for the year ended March 31, 2025

Investment Income
Income:
Interest	$38,042,878
Expenses:
Administration fee	740,205
Services to shareholders	43,672
Custodian fee	20,188
Professional fees	47,958
Reports to shareholders	26,833
Trustees' fees and expenses	29,022
Other	41,624
Total expenses before expense reductions	949,502
Expense reductions	(709,681)
Total expenses after expense reductions	239,821
Net investment income	37,803,057
Net realized gain (loss) from investments	28,473
Net increase (decrease) in net assets resulting from operations	$37,831,530
The accompanying notes are an integral part of the financial statements.

DWS Central Cash Management Government Fund	|	9

Statements of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2025	2024
Operations:
Net investment income	$37,803,057	$44,374,888
Net realized gain (loss)	28,473	68,695
Net increase (decrease) in net assets resulting from operations	37,831,530	44,443,583
Distributions to shareholders	(37,803,057)	(44,374,888)
Fund share transactions:
Proceeds from shares sold	9,545,215,961	8,712,083,309
Reinvestment of distributions	37,803,057	44,374,888
Payments for shares redeemed	(9,576,839,395)	(8,968,472,513)
Net increase (decrease) in net assets from Fund share transactions	6,179,623	(212,014,316)
Increase (decrease) in net assets	6,208,096	(211,945,621)
Net assets at beginning of period	772,260,700	984,206,321
Net assets at end of period	$778,468,796	$772,260,700
Other Information:
Shares outstanding at beginning of period	771,740,034	983,754,350
Shares sold	9,545,215,961	8,712,083,309
Shares issued to shareholders in reinvestment of distributions	37,803,057	44,374,888
Shares redeemed	(9,576,839,395)	(8,968,472,513)
Net increase (decrease) in Fund shares	6,179,623	(212,014,316)
Shares outstanding at end of period	777,919,657	771,740,034

The accompanying notes are an integral part of the financial statements.

10	|	DWS Central Cash Management Government Fund

Financial Highlights
DWS Central Cash Management Government Fund
	Years Ended March 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.049	.053	.027	.000 *	.001
Net realized gain (loss)	.000 *	.000 *	.000 *	(.000 )*	(.000 )*
Total from investment operations	.049	.053	.027	.000 *	.001
Less distributions from:
Net investment income	(.049 )	(.053 )	(.027 )	(.000 )*	(.001 )
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[a]	5.05	5.39	2.68	.04	.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	778	772	984	1,249	1,026
Ratio of expenses before expense reductions (%)	.12	.12	.12	.12	.12
Ratio of expenses after expense reductions (%)	.03	.03	.03	.03	.03
Ratio of net investment income (%)	4.95	5.25	2.58	.04	.10

[a]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.

DWS Central Cash Management Government Fund	|	11

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Investors Cash Trust (the “Trust” ) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open end management investment company organized as a Massachusetts business trust. DWS Central Cash Management Government Fund (the “Fund” ), a diversified open-end management investment company, is a series of the Trust and is currently used exclusively as a cash sweep vehicle for the DWS funds.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07” ). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and

12	|	DWS Central Cash Management Government Fund

Liabilities as “total assets”  and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.
As of March 31, 2025, the Fund held repurchase agreements with a gross value of $508,700,000. The value of the related collateral exceeded the

DWS Central Cash Management Government Fund	|	13

value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Tax Information.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended March 31, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
At March 31, 2025, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$85,014
At March 31, 2025, the Fund had an aggregate cost of investments for federal income tax purposes of $777,481,280.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2025	2024
Distributions from ordinary income*	$37,803,057	$44,374,888

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from

14	|	DWS Central Cash Management Government Fund

investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Fees and Transactions with Affiliates
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Advisor receives no management fee from the Fund.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”  ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.
Under the agreement between DIMA and State Street Bank and Trust Company, DIMA has delegated certain administrative functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by DIMA, not by the Fund.
The Advisor has contractually agreed to waive the Administration Fee through July 31, 2025, except that the Fund will reimburse the Advisor for any fees and expenses it pays to State Street Bank and Trust Company for fund accounting services delegated to State Street pursuant to the administrative services agreement. The waiver will continue from year to year thereafter unless the Board of Trustees approves the modification or elimination of the waiver.
Accordingly, for the year ended March 31, 2025, the Administration Fee aggregated $740,205, of which $709,681 was waived and $1,622 is unpaid, resulting in an annual effective rate of 0.004% of the Fund’s average daily net assets.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended March 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $826, of which $235 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

DWS Central Cash Management Government Fund	|	15

C.
Concentration of Ownership
At March 31, 2025, 100% of the outstanding shares of the Fund were held by other affiliated DWS funds.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2025.
E.
Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. A sharp rise in interest rates could cause the value of the Fund’s investments to decline and impair the Fund’s ability to maintain a stable $1.00 share price. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing

16	|	DWS Central Cash Management Government Fund

short-term securities. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Fund.

DWS Central Cash Management Government Fund	|	17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Investors Cash Trust and Shareholders of DWS Central Cash Management Government Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Central Cash Management Government Fund (the “Fund” ) (one of the funds constituting Investors Cash Trust (the “Trust” )), including the investment portfolio, as of March 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Investors Cash Trust) at March 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and in accordance with the relevant ethical requirements relating to our audits.
We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an

18	|	DWS Central Cash Management Government Fund

opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
May 22, 2025

DWS Central Cash Management Government Fund	|	19

Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

20	|	DWS Central Cash Management Government Fund

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS Central Cash Management Government Fund, a series of Investors Cash Trust, was held on November 21, 2024. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):
1. Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	463,035,214.730	742,959.270	0.000
Mary Schmid Daugherty	462,771,930.920	1,006,243.080	0.000
Keith R. Fox	462,755,675.890	1,022,498.110	0.000
Chad D. Perry	462,853,007.740	925,166.260	0.000
Rebecca W. Rimel	463,018,959.700	759,214.300	0.000
Catherine Schrand	463,035,214.730	742,959.270	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
* Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

DWS Central Cash Management Government Fund	|	21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Central Cash Management Government Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s administrative services agreement and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

22	|	DWS Central Cash Management Government Fund

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2023, the Fund’s gross performance was above and below the median, respectively, of the applicable iMoneyNet universe.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the Fund does not pay any investment advisory fees, but does bear an administrative services fee. As a result of the administrative services fee, the total management fee rates payable by the Fund were lower than the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). Based on Broadridge data provided as of December 31, 2023, the Board noted that the Fund’s total operating expenses (excluding 12b-1 fees and/or shareholder administration fees, if applicable) were lower than the median (1st quartile) of the applicable Broadridge expense universe (less any

DWS Central Cash Management Government Fund	|	23

applicable 12b-1 fees). The Board noted that DIMA agreed to waive its administrative services fees except to the extent necessary to reimburse DIMA for fund accounting fees paid to third parties. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered

24	|	DWS Central Cash Management Government Fund

benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
CCMGF-BFE2024

DWS Central Cash Management Government Fund	|	25

CCMGF-NCSRA

(b) The Financial Highlights are included with the Financial Statements under Item 7(a).

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

See Item 7(a)

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7(a)

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a)

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Item 16.	Controls and Procedures.

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19.	Exhibits

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Central Cash Management Government Fund, a series of Investors Cash Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	5/30/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	5/30/2025

By:	/s/Diane Kenneally Diane Kenneally Principal Financial Officer

Date:	5/30/2025